EXHIBIT A

AGREEMENT OF JOINT FILING

           In accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of an amended Statement on Schedule 13D, and any amendments thereto, with respect to the Common Stock of PeoplePC, Inc. and that this agreement be included as an Exhibit to such filing.

           This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

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           IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of March 1, 2001.

SOFTBANK CAPITAL PARTNERS LP By: SOFTBANK CAPITAL PARTNERS LLC, General Partner
By:	/s/ Ronald D. Fisher

	Name: Title:	Ronald D. Fisher Managing Director

SOFTBANK CAPITAL LP By: SOFTBANK CAPITAL PARTNERS LLC, its General Partner
By:	/s/ Ronald D. Fisher

	Name: Title:	Ronald D. Fisher Managing Director

SOFTBANK CAPITAL PARTNERS LLC
By:	/s/ Ronald D. Fisher

	Name: Title:	Ronald D. Fisher Managing Director

SOFTBANK CAPITAL PARTNERS INVESTMENT INC.
By:	/s/ Ronald D. Fisher

	Name: Title:	Ronald D. Fisher Managing Director

RONALD D. FISHER
By:	/s/ Ronald D. Fisher

	Name:	Ronald D. Fisher

CHARLES R. LAX
By:	/s/ Charles R. Lax

	Name:	Charles R. Lax

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SOFTBANK TECHNOLOGY VENTURES IV LP By: SOFTBANK Technology Ventures IV LLC, its General Partner
By:	/s/ E. Scott Russell

	Name: Title:	E. Scott Russell Member

SOFTBANK TECHNOLOGY VENTURES IV LLC
By:	/s/ E. Scott Russell

	Name: Title:	E. Scott Russell Member

SOFTBANK TECHNOLOGY VENTURES, INC.
By:	/s/ E. Scott Russell

	Name: Title:	E. Scott Russell Secretary and Treasurer

E. SCOTT RUSSELL
By:	/s/ E. Scott Russell

	Name:	E. Scott Russell

SOFTBANK AMERICA INC.
By:	/s/ Stephen A. Grant

	Name: Title:	Stephen A. Grant Secretary

SOFTBANK HOLDINGS INC.
By:	/s/ Stephen A. Grant

	Name: Title:	Stephen A. Grant Secretary

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SOFTBANK CORP.
By:	/s/ Stephen A. Grant

	Name: Title:	Stephen A. Grant Attorney-in-Fact

MASAYOSHI SON
By:	/s/ Stephen A. Grant

	Name: Title:	Stephen A. Grant Attorney-in-Fact

Page 36 of 36 Pages